UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

450 Fifth Street NW
Washington, D.C. 29549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 19, 2003

THE CATO CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-3747	56-0484485

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8100 Denmark Road, Charlotte, North Carolina	28273-5975

(Address of Principal Executive Offices)	(Zip Code)

(704) 554-8510

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

THE CATO CORPORATION

Item 7. Financial Statements and Exhibits.

(c)	The following exhibit is filed as part of this report.

Exhibit 99.1 – Press Released issued August 19, 2003

Item 9. Regulation FD Disclosure; and

Item 12. Results of Operations and Financial Condition.

On August 19, 2003, The Cato Corporation issued a press release regarding its financial results for the second quarter of 2003. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information is being furnished in this report (including Exhibit 99.1) is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CATO CORPORATION

August 20, 2003	/s/ John P. Derham Cato

Date	John P. Derham Cato President, Vice Chairman of the Board and Chief Executive Officer

August 20, 2003	/s/ Michael O. Moore

Date	Michael O. Moore Executive Vice President Chief Financial Officer and Secretary

Exhibit Index

Exhibit	Exhibit No.

Press Release issued August 19, 2003	99.1

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